UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 16, 2006, Natural Gas Services Group, Inc. issued a press release announcing its results of operations for the fiscal year ended December 31, 2005. The press release issued on February 16, 2006 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Natural Gas Services Group’s Annual Report to Shareholders and its reports on Forms 10-KSB, 10-QSB and 8-K and other publicly available information should be consulted for other important information about the registrant.
     The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99	Press release issued February 16, 2006 (furnished pursuant to Item 2.02)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman
of the Board, President and Chief Executive Officer

Dated: February 17, 2006

EXHIBIT INDEX

Exhibit No.	Description
99	Press release issued February 16, 2006 (furnished pursuant to Item 2.02)